UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 21, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

           NEVADA                        000-52782               90-0335743
________________________________  ________________________   ___________________
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

1404-1228 WEST HASTINGS STREET, VANCOUVER, BRITISH COLUMBIA, CANADA    V6E 4S6
___________________________________________________________________   __________
              (Address of principal executive offices)                (Zip Code)


                                 (604) 728-1514
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Mainland  Resources,  Inc., a Nevada  corporation  (the  "Company")  has engaged
DeJoya Griffith & Company, LLC ("DeJoya") as its principal independent registered public accounting firm effective February 20, 2008. Concurrent with this appointment, the Company has accepted the resignation of Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants ("DMCL"), effective February 20, 2008. The decision to change its principal independent registered public accounting firm has been approved by the Company's board of directors.

The report of DMCL on the Company's financial statements for fiscal year ended February 28, 2007 (which included the balance sheet as of February 28, 2007 and the statement of operations, cash flows and stockholders' equity for the period from May 12, 2006 (inception) through February 28, 2007), did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company's fiscal year ended February 28, 2007, and during the subsequent period through to the date of DMCL's resignation, there were no disagreements between the Company and DMCL, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DMCL, would have caused DMCL to make reference thereto in its report on the Company's audited financial statements.

The Company has provided DMCL with a copy of this Current Report on Form 8-K and has requested that DMCL furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not DMCL agrees with the statements made in this Current Report on Form 8-K with respect to DMCL and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from DMCL wherein they have confirmed their agreement to the Company's disclosures in this Current Report with respect to DMCL. A copy of DMCL's letter has been filed as an exhibit to this Current Report.

In connection with the Company's appointment of DeJoya as the Company's principal registered accounting firm at this time, the Company has not consulted DeJoya on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

EXHIBIT  DESCRIPTION

16.1     Letter of Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MAINLAND RESOURCES, INC.

DATE:  February 21, 2008.
                                      By: /s/ RAHIM JIVRAJ
                                      __________________________________________
                                      NAME:   Rahim Jivraj
                                      TITLE:  President/Chief Executive Officer